 EXHIBIT 99.1

WINSONIC HOLDINGS, LTD.

AND WINSONIC DIGITAL CABLE SYSTEMS NETWORK, LTD. (WINSONIC)

AUDITED COMBINED FINANCIAL STATEMENTS

FOR THE FIVE MONTHS ENDED MAY 31, 2004 AND

FOR THE YEARS ENDED DECEMBER 31, 2003 & 2002

CONTENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

1

FINANCIAL STATEMENTS:

Balance Sheets

2

Statement of Operations and Accumulated Deficit

3

Statements of Cash Flows

4

NOTES TO FINANCIAL STATEMENTS:

5 - 10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying balance sheets of Winsonic as of May 31, 2004, December 31, 2003 and 2002, and the related statements of operations, stockholders' equity, and cash flows for the five months ended May 31, 2004 and the years ended December 31, 2003 and 2002.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of May 31, 2004, December 31, 2003 and 2002, and the results of its operations and its cash flows for the five months ended May 31, 2004 and the years ended December 31, 2003 and 2002, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As disclosed in Note 8 to these financial statements, the Company has had limited operations and has not established a long-term source of revenue.  This raises substantial doubt about its ability to continue as a going concern.  Management's plan in regards to this issue is also described in Note 8.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Chavez & Koch, CPA

December 22, 2004

Henderson, Nevada

WINSONIC

BALANCE SHEETS

AS OF MAY 31, 2004 AND DECEMBER 31, 2003 & 2002

	5/31/04	2003	2002

ASSETS:

Current assets:
Cash	$ 326	$ -	$ 52,593
Accounts receivable	25,000	-	-
Prepaid expenses	60,000	60,000	74,405
Due from stockholder	-	298,227	312,900
Total current assets	85,326	358,227	439,898

Property and equipment, net	1,719,061	1,861,709	-

TOTAL ASSETS	$ 1,804,387	$ 2,219,936	$ 439,898

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:

Current liabilities:
Accounts payable	$ 1,060,048	$ 1,029,890	$ 10,911
Bank overdraft liability	2,083	4,205	-
Customer deposit	-	-	10,000
Accrued expenses	237,025	198,059	-
Accrued officer's salary	162,311	249,000	49,800
Current portion of notes payable	149,000	158,529	20,000
Notes payable to related parties	10,490	5,450	-
Total current liabilities	1,620,957	1,645,133	90,711

Long-Term liabilities
Notes payable	847,000	847,000	-
Total Long-Term liabilities	847,000	847,000	-

TOTAL LIABILITIES	2,467,957	2,492,133	90,711

Stockholders' equity:
Preferred stock, no par value, 10,000,000 shares
authorized, issued, and outstanding	-	-	-
Common stock, no par value, 10,000,000 shares
authorized, issued, and outstanding	-	-	-
Additional paid-in capital	-	-	-
Warrants	2,100,100	2,000,100	990,600
Accumulated deficit	(2,763,670)	(2,272,297)	(641,413)
Total stockholders' equity	(663,570)	(272,197)	349,187

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 1,804,387	$ 2,219,936	$ 439,898

The accompanying report of independent registered public accounting firm and the notes to financial statements should be read in conjunction with these Balance Sheets.

WINSONIC

STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT

FOR THE FIVE MONTHS ENDED MAY 31, 2004 AND

FOR THE YEARS ENDED DECEMBER 31, 2003 & 2004

	5/31/04	2003	2002

REVENUE	$ 25,000	$ 32,811	$ -

COST OF SALES	204,269	409,166	2,670

GROSS PROFIT (LOSS)	(179,269)	(376,355)	(2,670)

EXPENSES:
Depreciation and amortization	142,648	208,600	-
General and administrative expenses	189,308	789,515	638,743
Total expenses	331,956	998,115	638,743

OPERATING INCOME (LOSS)	(511,225)	(1,374,470)	(641,413)

OTHER INCOME/(EXPENSES):
Interest expense	(23,243)	(232,398)	-
Other income	43,095	-	-
Gain (loss) on disposition of assets	-	(24,016)	-
Total other income/(expenses)	19,852	(256,414)	-

NET INCOME (LOSS)	(491,373)	(1,630,884)	(641,413)

ACCUMULATED DEFICIT, BEGINNING	(2,272,297)	(641,413)	-

ACCUMULATED DEFICIT, ENDING	$ (2,763,670)	$ (2,272,297)	$ (641,413)

The accompanying report of independent registered public accounting firm and the notes to financial statements should be read in conjunction with these Statements of Operations and Accumulated Deficit.

WINSONIC

STATEMENTS OF CASH FLOWS

FOR THE FIVE MONTHS ENDED MAY 31, 2004 AND

FOR THE YEARS ENDED DECEMBER 31, 2003 & 2004

	5/31/04	2003	2002
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$ (491,373)	$ (1,630,884)	$ (641,413)
Adjustments to reconcile net income (loss)
to net cash provided by operations:
Depreciation and amortization	142,648	208,600	-
(Increase) decrease in assets:
Accounts receivable	(25,000)	-	-
Prepaid expenses	-	14,405	(74,405)
Increase (decrease) in liabilities:
Accounts payable	30,158	1,018,979	10,911
Bank overdraft liability	(2,122)	4,205	-
Customer deposit	-	(10,000)	10,000
Accrued expenses	38,966	198,059	-
Accrued officer's salary	(86,689)	199,200	49,800
Net cash provided by (used in) operating activities	(393,412)	2,564	(645,107)

CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	-	(2,070,309)	-
Net cash used in investing activities	-	(2,070,309)	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Due from stockholder	298,227	14,673	(312,900)
Current portion of notes payable	(9,529)	138,529	20,000
Notes payable - related parties	5,040	5,450	-
Notes payable - LT	-	847,000	-
Common stock	-	-	-
APIC	-	-	-
Warrants	100,000	1,009,500	990,600
Net cash provided by (used in) financing activities	393,738	2,015,152	697,700

NET INCREASE (DECREASE) IN CASH	326	(52,593)	52,593

CASH, BEGINNING OF PERIOD	-	52,593	-

CASH, END OF PERIOD	$ 326	$ -	$ 52,593

Supplemental Information:
Cash paid for interest	$ -	$ -	$ -

The accompanying report of independent registered public accounting firm and the notes to financial statements should be read in conjunction with these Statements of Cash Flows.

WINSONIC

NOTES TO FINANCIAL STATEMENTS

AS OF MAY 31, 2004

NOTE 1 - NATURE OF ORGANIZATION

Description of business

Winsonic Holdings Ltd. was incorporated in the State of California on September 10, 2002. Winsonic Digital Cable Systems Network Ltd. ("Winsonic") - the successor company was incorporated in the State of California on March 13, 2003.  The Company has been organized for the primary purpose of offering full spectrum media advertising, media management, communications technologies, and related services to the entertainment industry.

A summary of the Company's significant accounting policies applied in the preparation of the accompanying financial statements follows.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The accompanying combined financial statements of Winsonic have been prepared in accordance with accounting principles generally accepted in the United States of America.  In the opinion of management, all adjustments considered necessary for a fair presentation have been included.

The Company's policy is to prepare its financial statements on the accrual basis of accounting.  The fiscal year end is December 31.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

The Company's financial instruments, including cash and cash equivalents, accounts receivable, and accounts payable, are carried at cost which approximates their fair value because of the short-term nature of these financial instruments. The Company's notes payable, and long-term debt approximates fair market value as of May 31, 2004 and December 31, 2003 and 2002, respectively.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all short-term investments with an original maturity of three months or less at the time of purchase to be cash equivalents.

WINSONIC

NOTES TO FINANCIAL STATEMENTS

AS OF MAY 31, 2004

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property and Equipment

Property and equipment are stated at cost. Expenditures that materially increase the life of the assets are capitalized.  Ordinary repairs and maintenance to property and equipment are expensed as incurred.  When property and equipment is retired or disposed of, the related costs and accumulated depreciation and amortization are eliminated from the accounts and any gain or loss on such disposition is reflected in income. Depreciation and amortization is computed using the straight-line method over the estimated useful lives of the assets.

Impairment of Long-Lived Assets

The Company evaluates the recoverability of its long-lived assets in accordance with Financial Accounting Standards Board Statement No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". The Company assesses the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. An impairment loss would be recognized when management's estimates of discounted future operating cash flows expected to result from the use of the asset is less than its carrying amount. The amount of impairment loss, if any, is measured as the difference between net book value of the asset and its estimated fair value.

Income Taxes

The Company accounts for income taxes in accordance with the provisions of Financial Accounting Standards Statement No. 109, "Accounting for Income Taxes", which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement and the tax basis of assets and liabilities using enacted rates in effect for the periods in which the differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Advertising Costs

Advertising costs are charged to operations when incurred.  Advertising costs were $0 for the five months ended May 31, 2004, and $800 and $0 for the years ended December 31, 2003 and 2002, respectively.

Accounts Receivables

The Company uses the reserve method of accounting for losses arising from uncollectible accounts receivable.  Under this method, accounts receivable are written off to bad debt reserve in the period they are deemed to be uncollectible.  In the opinion of management, substantially all of the accounts receivable are considered to be realizable at the amounts stated in the accompanying balance sheets.

WINSONIC

NOTES TO FINANCIAL STATEMENTS

AS OF MAY 31, 2004

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Selling, General and Administrative Expenses

Selling, general and administrative costs are charged to operations when incurred.  Selling, general and administrative costs were $189,308 for the five months ended May 31, 2004, and $789,515, and $638,743 for the years ended December 31, 2003 and 2002, respectively.

	2004	2003	2002

Advertising	$ -	$ 800	$ -
Automobile expense	35	6,504	-
Computer expense	771	52,504	-
Bank charges	748	1,864	-
Charitable contributions	-	600	-
Commissions	1,000	-	-
Contract labor	-	5,358	150,000
Dues and subscriptions	6,740	3,946	-
Insurance	2,039	10,383	-
Licenses and permits	-	525	-
Miscellaneous expense	15,680	17,177	4,935
Office supplies	-	19,812	2,640
Payroll expense	91,410	301,566	65,250
Penalties	-	210	-
Postage and delivery	96	139	-
Professional fees	35,086	83,812	2,090
Rent	17,700	208,084	410,200
Repairs	-	15,812	-
Telephone	16,566	18,760	3,151
Travel & Entertainment	1,437	19,297	-
Utilities	-	22,362	477
	$ 189,308	$ 789,515	$ 638,743

WINSONIC

NOTES TO FINANCIAL STATEMENTS

AS OF MAY 31, 2004

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Net Loss Per Share

The Company computes basic and diluted loss per share in accordance with SFAS No. 128,  "Earnings per Share." SFAS No. 128 requires the Company to report both basic loss per share,  which is based on the weighted average number of common shares outstanding, and diluted loss per share, which is based on the weighted average number of common shares outstanding and all dilutive potential common shares outstanding. Since the Company incurred a loss for the periods presented, the inclusion of common stock equivalents in the calculation of weighted average common shares is anti-dilutive, and therefore there is no difference between basic and diluted loss per share.

Risks and Uncertainties

The Company operates in a highly competitive industry that is subject to intense competition and potential government regulations. The Company's operations are subject to significant risk and uncertainties including financial, operational, regulatory, and other risks associated with an emerging business including the potential risk of business failure.

Recently Issued Accounting Pronouncements

In June 2002, the FASB issued Financial Accounting Standards Statement No. 146 "Accounting for Costs Associated with Exit or Disposal Activities".  The Statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force Issue No. 94-3 and is effective for exit or disposal activities initiated after December 31, 2002.  The Company does not expect SFAS 146 to have a material impact on its financial statements.

In December 2002, the FASB issued Financial Accounting Standards Statement No. 148 "Accounting for Stock-Based Compensation - Transition and Disclosure".  The Statement provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. The provisions of SFAS  148 are effective for fiscal years ending after December 15, 2002. The Company does not expect SFAS 148 to have a material impact on its financial statements.

In April 2003, the FASB issued Financial Accounting Standards Statement No. 149 "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under FASB Statement No. 133, Accounting for Derivative Instruments and Hedging Activities. The provisions of SFAS 149 are effective for contracts entered into or modified after June 30, 2003. The Company does not expect SFAS 149 to have a material impact on its financial statements.

In May 2003, the FASB issued Financial Accounting Standards Statement No. 150 "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." The Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances).

WINSONIC

NOTES TO FINANCIAL STATEMENTS

AS OF MAY 31, 2004

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The provisions of SFAS 150 are effective for financial instruments entered into or modified after May 31, 2003. The Company does not expect SFAS 150 to have material impact on its financial statements.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at May 31, 2004, December 31, 2003 and 2002:

	5/31/04	2003	2002

Computers & Equipment	2,057,269	2,057,269	-
Furniture & Fixtures	13,040	13,040	-
	2,070,309	2,070,309	-
Less: accumulated depreciation	351,248	208,600	-
	$1,719,061	$1,861,709	$-

Depreciation expenses amounted to $142,648, $208,600, and $0 for the five months ended May 31, 2004 and the years ended December 31, 2003 and 2002, respectively.

NOTE 4 - RELATED PARTY TRANSACTIONS

During the five months ended May 31, 2004, Media and Entertainment.com, Inc. - a related party as explained in Note 6 - advanced funds to the Company in order to cover professional fees and rent for the Company. The balance due to Media and Entertainment.com, Inc. as of May 31, 2004 was $10,490. No interest is being charged on those short term loans.

NOTE 5 - NOTES PAYABLE

The Company has a long-term note from DSI for the purchase of computer equipment. The long-term portion due to DSI as of May 31, 2004 and as of December 31, 2003 was $847,000. The Company imputes interest on this loan at an annual rate of 5%. Interest expense related to this loan amounted to $17,646 for the five months ended May 31, 2004 and to $160,292 for the year ended December 31, 2003.

NOTE 6 - STOCKHOLDERS' EQUITY

September 10, 2002 - The Company incorporated in California.  The Company is authorized to issue 10,000,000 shares of its no par value common stock and 10,000,000 shares of its no par value preferred stock.

WINSONIC

NOTES TO FINANCIAL STATEMENTS

AS OF MAY 31, 2004

NOTE 6 - STOCKHOLDERS' EQUITY (CONTINUED)

September 10, 2002 - The Company issued a total of 20,000,000 shares to the Company's founder as follows:

The Company issued 10,000,000 shares of no par value common stock.

The Company issued 10,000,000 shares of no par value preferred stock.

All of these shares were issued in accordance with Section 4(2) of the Securities Act of 1933.

NOTE 7 - SUBSEQUENT EVENTS

On October 7, 2004, Winsonic Acquisition Sub, Inc., a newly formed Nevada corporation ("Merger Sub") merged with and into Winsonic Digital Cable Systems Network, Ltd., a California corporation ("Winsonic") f/k/a Winsonic Holdings, Ltd. and became a wholly-owned subsidiary of Media and Entertainment.com, Inc. (the "Company") which has since changed its name to Winsonic Digital Media Group, Ltd.  The results of Winsonic Digital Cable Systems Network, Ltd. and Winsonic Holdings, Ltd. will be included in the consolidated financial statements subsequent to the acquisition.

The acquisition was accounted for using the purchase method of accounting. The acquisition included the purchase of all the outstanding shares of common stock of Winsonic Digital Cable Systems Network, Ltd. and Winsonic Holdings, Ltd. in exchange for an aggregate of 10 million shares of the Company's common stock (including 2 million shares previously issued to Winston Johnson) valued at $6 million.

On December 10, 2004, Winsonic Digital Media Group, Ltd. (the "Company") and CI2, Inc. ("CI2") entered into a certain Subcontractor Master Consulting Agreement (the "SMCA").  A prior material relationship existed between the two parties because CI2 had entered into a Master Purchase and Services Agreement (the "MPA") with Winsonic Digital Cable Systems Network, Ltd. f/k/a Winsonic Holdings, Ltd. ("Winsonic"), a now wholly owned subsidiary of the Company, on May 5, 2004 prior to Winsonic's merger with the Company.  The MPA provided CI2 the ability to purchase and/or license various products and services for delivery and installation from Winsonic, to be used for CI2's own internal use and for resale.

Also, on December 10, 2004, the Company and CI2 entered into a certain Joint Marketing and Development Agreement (the "JMDA").  Pursuant to the JMDA the Company and CI2 will cooperate in the development and testing of certain Company products set forth in the JMDA, which run on a combination of certain listed CI2 hardware and software creating a modified product.  Each party will bear all costs and expenses associated with its activities under the JMDA.

In addition, on December 10, 2004, the Company agreed to take over the obligations of Winsonic under the MPA.  The MPA is a 10 year contract for software and hardware network services. Therefore, the MPA was modified to replace the name of the contracting party Winsonic Holdings, Ltd. to Winsonic Digital Media Group, Ltd.  In addition, the MPA was modified to extend the period in which CI2 may exercise its right of first refusal to purchase the networks as described in the MPA for $9.7 million dollars for an additional ninety (90) days until February 1, 2005.  All other terms and conditions of the MPA remain in full force and effect.

Winsonic entered into a n agreement with Verizon Communications in 2003 for a natiowide indefeasible right to use network(IRU), prior to Winsonic's acquisition by the Company. The agreement is for 10 years with a 10 year renewal option. This network connects New York, Atlanta, Dallas, Los Angeles and San Jose.

NOTE 8 - GOING CONCERN

These financial statements have been prepared in accordance with generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business.  As of May 31, 2004, the Company had recognized $57,811 of revenues to date and had accumulated losses of approximately $2,763,670 since inception.  The Company's ability to continue as a going concern is contingent upon the successful completion of additional financing arrangements and its ability to achieve and maintain profitable operations.  Management plans to raise equity capital to finance the operating and capital requirements of the Company.  Amounts raised will be used for further development of the Company's products, to provide financing for marketing and promotion, to secure additional property and equipment, and for other working capital purposes.  While the Company is expending its best efforts to achieve the above plans, there is no assurance that any such activity will generate funds that will be available for operations.